The Glenmede Fund, Inc.

Quantitative International Equity Portfolio

(formerly, the International Portfolio)

Summary Prospectus—February 28, 2018	Ticker Symbol: GTCIX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus and other information about the Portfolio online at https://www.glenmede.com/performance. You can also get this information at no cost by calling 1-800-442-8299 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated February 28, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

Maximum long-term total return consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses (includes 0.25% shareholder servicing fees payable to Glenmede Trust)	0.31%

Total Annual Portfolio Operating Expenses	1.06%
Fee Waivers and Expense Reimbursements[1]	0.06%

Net Expenses	1.00%

[1]

Glenmede Investment Management LP (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses exceed 1.00% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2019 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before February 28, 2019 without the approval of The Glenmede Fund, Inc.’s (the “Fund”) Board of Directors (the “Board”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$331	$579	$1,289

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in American Depositary Receipts (“ADRs”), which are depository receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign companies. Under normal market circumstances, the Portfolio will invest in ADRs in companies based in at least three countries other than the United States in primarily developed markets. The Advisor uses proprietary multi-factor computer models to select ADRs in foreign companies that the models identify as having reasonable prices, good fundamentals and rising earnings expectations. These

Quantitative International Equity Portfolio

(formerly, the International Portfolio)

Summary Prospectus—February 28, 2018	Ticker Symbol: GTCIX

computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures. The Portfolio may actively trade its securities to achieve its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with the risks of investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

Investment Style Risk: The Portfolio invests in securities with strong earnings growth prospects that the Advisor believes are reasonably priced. There is no guarantee that the prices of these securities will not move even lower.

ADR/Foreign Investment Risk: The Portfolio intends to invest in foreign securities in the form of ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company and listed on a U.S. stock exchange. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

IPO Risk: The market value of initial public offering (“IPO”) shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investment in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance.

Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholder’s returns. As a result, the Portfolio may defer the opportunity to realize gains.

Quantitative International Equity Portfolio

(formerly, the International Portfolio)

Summary Prospectus—February 28, 2018	Ticker Symbol: GTCIX

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The table shows how the Portfolio’s average annual total returns for one, five and ten years compare to those of selected market indices. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Performance reflects expense reimbursements and/or fee waivers made in 2014, 2016 and 2017. If such expense reimbursements or waivers were not in place, the Portfolio’s performance in 2014, 2016 and 2017 would be reduced. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

During the periods shown in the bar chart, the highest quarterly return was 29.47% (for the quarter ended June 30, 2009) and the lowest quarterly return was -24.32% (for the quarter ended September 30, 2011).

After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2017)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	22.47%	5.74%	0.37%
Return After Taxes on Distributions	22.17%	5.45%	0.09%
Return After Taxes on Distributions and Sale of Fund Shares	13.34%	4.56%	0.41%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.03%	7.90%	1.94%
Morningstar Foreign Large Value Average[1]	22.08%	6.74%	1.21%

[1]

The Morningstar Foreign Large Value Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

Investment Adviser

Glenmede Investment Management LP serves as investment advisor to the Portfolio.

Portfolio Managers

The Portfolio is managed by Vladimir de Vassal, CFA, Director of Quantitative Research, Paul T. Sullivan, CFA, Portfolio Manager, and Alexander R. Atanasiu, CFA, Portfolio Manager, of the Advisor. They have managed the Portfolio since December 29, 2014.

Quantitative International Equity Portfolio

(formerly, the International Portfolio)

Summary Prospectus—February 28, 2018	Ticker Symbol: GTCIX

Tax Information

The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Purchase and Sale of Portfolio Shares

There are no minimum initial or subsequent investment requirements for the Portfolio. The Glenmede Trust Company, N.A. (“Glenmede Trust”) has informed the Fund that it and its affiliated companies’ (“Affiliates”) minimum initial investment requirements for their clients’ investments in the Portfolio is $1,000, which may be reduced or waived from time to time. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting Glenmede Trust by telephone or facsimile or contacting the institution through which you purchased your shares.

Financial Intermediary Compensation

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

GTCIXSUMMPROS

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